UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2018

ENOCHIAN BIOSCIENCES INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Stumpedyssevej 17, 2970 Horsholm, Denmark (Address of principal executive offices)

DanDrit Biotech USA, Inc.

(Former name or former address, if changed since last report.)

+1(510) 203-4857

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2018, the Board of Directors (the “Board”) of Enochian Biosciences Inc., formerly DanDrit Biotech USA, Inc. (the “Company”) increased the size of the Board from 2 to 4 members and appointed Carl Sandler, formerly the Chief Executive Officer of the Company’s subsidiary Enochian Biopharma Inc., and Ambassador Mark R. Dybul, MD, a member of the Registrant’s Scientific Advisory Board, as directors.

On March 6, 2018, the Board again increased its size from 4 to 6 members and appointed James Sapirstein, and Evelyn D’An as independent directors.

Each of the directors will receive compensation as follows: $45,000 in cash per annum for service as directors and a grant of options valued at $45,000 to purchase shares of the Registrant’s common stock vesting over a three year period.

Pursuant to that certain Agreement and Plan of Merger Current Report attached as an exhibit to the Company’s on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) January 18, 2018 and incorporated herein by reference, Mr. Sandler received $152,000 in compensation for his past service to the Company’s subsidiary, Enochian Biopharma Inc. and is entitled to $10,000 per month for six months as for consulting services to the Company.

Ambassador Dybul is entitled to $20,000 in cash per annum and a grant of options valued at $20,000 to purchase shares of the Registrant’s common stock vesting over a three year period for his service as a representative of the Board on the Company’s Scientific Advisory Board.

Other than the foregoing, there are no actual or proposed transactions between Mr. Sandler, Ambassador Dybul, Mr. Sapirstein or Ms. D’An or any of their related persons and the Registrant that would require disclosure under Item 404(a) of Regulation S-K (17 CFR 229.404(a)) in connection with their appointment as directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 2, 2018 DanDrit Biotech USA, Inc. changed its name to Enochian Biosciences Inc.

A copy of the Certificate of Amendment to the Company’s Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOCHIAN BIOSCIENCES, INC.

Date: March 6, 2018	By:	/s/ Eric J. Leire
	Name:	Eric J. Leire
	Title:	Chief Executive Officer